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                                                                  EXHIBIT 23.4


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Tom Brown, Inc. on Form S-3 of our report dated April 5, 1996, appearing in the Form 8-K of Tom Brown, Inc. dated December 23, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of the registration statement.


/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
September 11, 1997